Exhibit 99.2

Fourth Quarter Fiscal 2011
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2011

CONTACT: Lindsey Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

April 30, 2011

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Physical Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of April 30, 2011	24

Growth and Strategy
Fiscal 2011 Acquisition Summary	25
Fiscal 2011 Development Summary	26

Definitions	27

Company Background and Highlights
Fourth Quarter Fiscal 2011

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the fourth quarter of fiscal year 2011, the Company acquired two multi-family residential properties.  On February 3, 2011, the Company closed on its purchase of the 24-unit North Pointe II apartment property in Bismarck, North Dakota, for a purchase price of approximately $1.9 million, consisting of $372,000 in cash and limited partnership units of IRET Properties valued at approximately $1.5 million.  The North Pointe II apartment complex adjoins the Company’s existing North Pointe I property in Bismarck, North Dakota.  On February 28, 2011, the Company completed its acquisition of the 44-unit Sierra Vista Apartments in Sioux Falls, South Dakota, for a purchase price of approximately $2.3 million, consisting of $2.0 million in cash and limited partnership units of IRET Properties valued at approximately $299,000.  The Company had no dispositions during the fourth quarter of fiscal year 2011.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. During the fourth quarter of fiscal year 2011, IRET sold no common shares under this program.

During fiscal year 2011 we continued to experience a challenging market environment in our commercial office, industrial and retail segments in particular.  While many of our markets appear to be emerging from recession, growth remains sluggish and unemployment high, and we continue to find it challenging to lease vacant space, as office, industrial and retail tenants are remaining cautious.  We expect these leasing challenges to continue during fiscal year 2012, with flat or modest growth in rental revenues and net operating income.

Our multi-family residential properties, however, have shown steady improvement in occupancy and real estate revenue over the past several quarters.  While we expect to see continued favorable results in our multi-family segment in fiscal year 2012, our ability to maintain occupancy levels and selectively raise rents is dependent on continued economic recovery and employment growth, and the strength and sustainability of a recovery is currently far from certain.

In the fourth quarter of fiscal year 2011, IRET paid its 160th consecutive quarterly distribution per common share/unit at equal or increasing rates. The $0.1715 per share/unit distribution was paid April 1, 2011. Subsequent to the end of the fourth quarter of fiscal year 2011, the Company declared a quarterly distribution of $0.1715 per share and unit payable on July 1, 2011 to shareholders of record on June 15, 2011.  The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company’s Series A preferred shares, payable June 30, 2011 to preferred shareholders of record on June 15, 2011.  Additionally, subsequent to the end of fiscal year 2011, the Company announced that the Board of Trustees has approved a plan to reduce the Company’s quarterly distribution to $0.1300 from $0.1715 per common share and limited partnership unit, effective with the next quarterly distribution planned for October 3, 2011.  The Board currently intends to maintain this level of cash distribution for at least the next four quarters.   All future distributions remain subject to the discretion of the Company’s Board of Trustees.

As of April 30, 2011, IRET owns a diversified portfolio of 254 properties consisting of 78 multi-family residential properties, 68 commercial office properties, 56 commercial medical properties (including senior housing), 19 commercial industrial properties and 33 commercial retail properties.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of April 30, 2011)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	254
Total Square Feet
(commercial properties)	12.2 million
Total Units
(multi-family residential properties)	8,661
Common Shares Outstanding (thousands)	80,523
Limited Partnership Units Outstanding (thousands)	20,068
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	7.3%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Jeffrey K. Woodbury	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	4th Quarter Fiscal Year 2011	3rd Quarter Fiscal Year 2011	2nd Quarter Fiscal Year 2011	1st Quarter Fiscal Year 2011	4th Quarter Fiscal Year 2010
High Closing Price	$9.54	$9.26	$8.90	$9.20	$9.37
Low Closing Price	$8.92	$8.74	$7.97	$8.25	$8.31
Average Closing Price	$9.24	$8.99	$8.43	$8.71	$8.89
Closing Price at end of quarter	$9.41	$8.94	$8.80	$8.47	$8.73
Common Share Distributions—annualized	$0.686	$0.686	$0.686	$0.686	$0.686
Closing Dividend Yield - annualized	7.3%	7.7%	7.8%	8.1%	7.9%
Closing common shares outstanding (thousands)	80,523	79,846	79,092	78,158	75,805
Closing limited partnership units outstanding (thousands)	20,068	20,047	19,994	20,273	20,522
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$946,561	$893,043	$871,957	$833,711	$840,935

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2010 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2011 Acquisitions

North Pointe Apartments 1930 East Capitol Ave #100. Bismarck, ND 58501	Sierra Vista Apartments 4700 S. Baha Ave., Sioux Falls, SD 57106

Investment Cost by Segment – Fourth Quarter Fiscal 2011

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
7.1%
Commercial Industrial
6.6%
Multi-Family
Residential
27.4%
Commercial
Medical
25.3%
Commercial Office
33.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
ASSETS
Real estate investments
Property owned	$1,770,798	$1,763,585	$1,773,924	$1,813,427	$1,800,519
Less accumulated depreciation	(328,952)	(319,235)	(322,379)	(320,994)	(308,626)
	1,441,846	1,444,350	1,451,545	1,492,433	1,491,893
Development in progress	9,693	4,231	2,755	174	2,831
Unimproved land	6,550	7,470	7,876	6,020	6,007
Mortgage loans receivable, net of allowance	156	157	157	158	158
Total real estate investments	1,458,245	1,456,208	1,462,333	1,498,785	1,500,889
Other assets
Cash and cash equivalents	41,191	30,907	43,701	56,077	54,791
Marketable securities – available-for-sale	625	325	420	420	420
Receivable arising from straight-lining of rents, net of allowance	18,933	18,656	18,125	17,751	17,320
Accounts receivable, net of allowance	5,646	8,864	5,179	5,911	4,916
Real estate deposits	329	254	2,089	302	516
Prepaid and other assets	2,351	2,852	3,375	3,032	1,189
Intangible assets, net of accumulated amortization	49,832	51,543	48,140	50,050	50,700
Tax, insurance, and other escrow	15,268	18,467	10,504	10,391	9,301
Property and equipment, net of accumulated depreciation	1,704	1,332	1,370	1,371	1,392
Goodwill	1,127	1,127	1,260	1,388	1,388
Deferred charges and leasing costs, net of accumulated amortization	20,112	19,737	18,606	18,449	18,108
TOTAL ASSETS	$1,615,363	$1,610,272	$1,615,102	$1,663,927	$1,660,930

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$37,879	$35,633	$26,616	$33,340	$38,514
Revolving lines of credit	30,000	10,000	29,100	6,528	6,550
Mortgages payable	993,803	998,929	1,004,532	1,063,414	1,057,619
Other	8,404	8,423	1,227	1,272	1,320
TOTAL LIABILITIES	1,070,086	1,052,985	1,061,475	1,104,554	1,104,003

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	987	1,237	1,357	1,427	1,812
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	621,936	616,701	610,580	603,344	583,618
Accumulated distributions in excess of net income	(237,563)	(223,684)	(221,304)	(213,055)	(201,412)
Total Investors Real Estate Trust shareholders’ equity	411,690	420,334	416,593	417,606	409,523
Noncontrolling interests – Operating Partnership	123,627	126,335	126,113	130,050	134,970
Noncontrolling interests – consolidated real estate entities	8,973	9,381	9,564	10,290	10,622
Total equity	544,290	556,050	552,270	557,946	555,115
TOTAL LIABILITIES AND EQUITY	$1,615,363	$1,610,272	$1,615,102	$1,663,927	$1,660,930

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	04/30/2011	04/30/2010	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
Real estate revenue	$237,407	$231,511	$59,124	$60,203	$58,904	$59,176	$59,410
Real estate expenses	101,923	96,291	26,269	27,037	24,304	24,313	25,382
Gain on involuntary conversion	0	1,660	0	0	0	0	0
Net operating income	135,484	136,880	32,855	33,166	34,600	34,863	34,028
Depreciation/amortization	(58,528)	(57,455)	(14,947)	(14,591)	(14,424)	(14,566)	(14,491)
Administrative expenses, advisory and trustee services	(7,222)	(6,218)	(1,685)	(1,850)	(1,718)	(1,969)	(1,443)
Other expenses	(1,774)	(2,513)	(417)	(441)	(563)	(353)	(1,045)
Impairment of real estate investment	0	(708)	0	0	0	0	0
Interest	(64,021)	(65,665)	(15,626)	(15,888)	(16,436)	(16,071)	(16,359)
Interest and other income	541	894	130	107	167	137	391
Income tax benefit (expense)	0	0	0	0	19	(19)	0
Income from continuing operations	4,480	5,215	310	503	1,645	2,022	1,081
Income (loss) from discontinued operations	19,871	(630)	0	14,085	5,476	310	371
Net income	$24,351	$4,585	$310	$14,588	$7,121	$2,332	$1,452

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(4,449)	(562)	36	(2,793)	(1,322)	(370)	(181)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	180	(22)	98	38	20	24	(24)
Net income attributable to Investors Real Estate Trust	20,082	4,001	444	11,833	5,819	1,986	1,247
Dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$17,710	$1,629	$(149)	$11,240	$5,226	$1,393	$654

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.02	$.04	$(.01)	$.00	$.01	$.02	$.01
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.20	(.01)	.00	.14	.06	.00	.00
Net income (loss) per common share – basic & diluted	$.22	$.03	$(.01)	$.14	$.07	$.02	$.01

Percentage of Revenues
Real estate expenses	42.9%	41.6%	44.4%	44.9%	41.3%	41.1%	42.7%
Depreciation/amortization	24.7%	24.8%	25.3%	24.2%	24.5%	24.6%	24.4%
General and administrative	3.0%	2.7%	2.8%	3.1%	2.9%	3.3%	2.4%
Interest	27.0%	28.4%	26.4%	26.4%	27.9%	27.2%	27.5%
Net income	10.3%	2.0%	0.5%	24.2%	12.1%	3.9%	2.4%

Ratios
EBITDA(1)/Interest expense	1.99	x	1.92	x	1.98	x	1.97	x	1.96	x	2.04	x	1.95	x
EBITDA/Interest expense plus preferred distributions	1.92	x	1.86	x	1.91	x	1.90	x	1.89	x	1.97	x	1.88	x

(1)	See Definitions on page 27. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	04/30/2011	04/30/2010	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$20,082	$4,001	$444	$11,833	$5,819	$1,986	$1,247
Less dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	17,710	1,629	(149)	11,240	5,226	1,393	654
Adjustments:
Noncontrolling interests – Operating Partnership	4,449	562	(36)	2,793	1,322	370	181
Depreciation and amortization	59,402	59,383	14,877	14,577	14,888	15,060	14,993
Gain on depreciable property sales	(19,365)	(68)	0	(13,961)	(5,404)	0	(68)
Funds from operations applicable to common shares and Units	$62,196	$61,506	$14,692	$14,649	$16,032	$16,823	$15,760

FFO per share and unit - basic and diluted	$0.63	$0.69	$0.15	$0.14	$0.17	$0.17	$0.17
Weighted average shares and units	98,782	89,918	100,239	99,355	98,737	96,777	94,979

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Twelve Months Ended		Three Months Ended
	04/30/2011	04/30/2010	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$20,082	$4,001	$444	$11,833	$5,819	$1,986	$1,247
Adjustments:
Noncontrolling interests – Operating Partnership	4,449	562	(36)	2,793	1,322	370	181
Income before noncontrolling interests – Operating Partnership	24,531	4,563	408	14,626	7,141	2,356	1,428
Add:
Interest	65,453	69,106	15,626	15,719	17,346	16,762	17,058
Depreciation/amortization related to real estate investments	56,991	57,393	14,246	13,943	14,320	14,482	14,407
Amortization related to non-real estate investments	2,683	2,370	701	689	639	654	654
Amortization related to real estate revenues(2)	153	118	56	44	28	25	26
Less:
Interest income	(264)	(546)	(65)	(75)	(66)	(58)	(278)
Gain on sale of real estate, land and other investments	(19,365)	(68)	0	(13,961)	(5,404)	0	(68)
EBITDA	$130,182	$132,936	$30,972	$30,985	$34,004	$34,221	$33,227

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2012	$31,283	$0	$31,283	6.27%	3.2%
2013	22,151	0	22,151	5.76%	2.2%
2014	45,138	827	45,965	6.15%	4.6%
2015	76,444	0	76,444	5.68%	7.7%
2016	67,772	110	67,882	5.98%	6.8%
2017	188,589	0	188,589	6.19%	19.0%
2018	86,889	0	86,889	5.80%	8.7%
2019	72,977	590	73,567	6.37%	7.4%
2020	119,335	0	119,335	5.85%	12.0%
2021	120,771	0	120,771	5.47%	12.2%
Thereafter	160,927	0	160,927	5.86%	16.2%
Total maturities	$992,276	$1,527	$993,803	5.92%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
Balances Outstanding
Mortgage
Fixed rate	$992,276	$997,332	$1,002,867	$1,034,982	$1,028,606
Variable rate	1,527	1,597	1,665	28,432	29,013
Mortgage total	993,803	998,929	1,004,532	1,063,414	1,057,619

Weighted Average Interest Rates
Secured	5.92%	6.05%	6.14%	6.13%	6.17%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2011

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Multi-Family Residential
Chateau - Minot, ND 2	7/1/2011	$1,730	$0	$0	$0	$0	$1,730
Oakmont Estates - Sioux Falls, SD	9/1/2011	3,605	0	0	0	0	3,605
Canyon Lake - Rapid City, SD	10/1/2011	2,593	0	0	0	0	2,593
Meadows III - Jamestown, ND	11/1/2011	943	0	0	0	0	943
Crown - Rochester, MN	1/1/2012	2,520	0	0	0	0	2,520
Monticello Village - Monticello, MN	3/1/2013	0	3,023	0	0	0	3,023
Quarry Ridge - Rochester, MN	10/1/2013	0	0	12,136	0	0	12,136
East Park - Sioux Falls, SD	12/1/2013	0	0	1,530	0	0	1,530
Sycamore Village - Sioux Falls, SD	12/1/2013	0	0	861	0	0	861
Candlelight - Fargo, ND	3/1/2014	0	0	1,315	0	0	1,315
Summary of Debt due after Fiscal 2015		0	0	0	0	242,338	242,338
Sub-Total Multi-Family Residential		$11,391	$3,023	$15,842	$0	$242,338	$272,594

Commercial Office
Wells Fargo Center - St Cloud, MN 3	7/1/2011	$6,336	$0	$0	$0	$0	$6,336
Wirth Corporate Center - Golden Valley, MN	2/1/2012	3,777	0	0	0	0	3,777
Great Plains - Fargo, ND	10/1/2013	0	0	3,140	0	0	3,140
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	2,611	0	0	2,611
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	1,354	0	0	1,354
Viromed - Eden Prairie, MN	4/1/2014	0	0	907	0	0	907
TCA Building – Eagan, MN	5/1/2014	0	0	0	7,968	0	7,968
Burnsville Bluffs II – Burnsville, MN	8/8/2014	0	0	0	1,792	0	1,792
Plymouth IV – Plymouth, MN	8/8/2014	0	0	0	3,305	0	3,305
Plymouth V – Plymouth, MN	8/8/2014	0	0	0	3,863	0	3,863
Plaza VII – Boise, ID	9/1/2014	0	0	0	1,107	0	1,107
Crosstown Centre – Eden Prairie, MN	12/1/2014	0	0	0	3,535	0	3,535
Crosstown Centre – Eden Prairie, MN	12/1/2014	0	0	0	10,604	0	10,604
Northgate I - Maple Grove, MN	12/10/2014	0	0	0	5,504	0	5,504
Plymouth I - Plymouth, MN	12/10/2014	0	0	0	1,234	0	1,234
Plymouth II - Plymouth, MN	12/10/2014	0	0	0	1,234	0	1,234
Plymouth III - Plymouth, MN	12/10/2014	0	0	0	1,518	0	1,518
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	0	687	0	687
West River Business Park - Waite Park, MN	1/1/2015	0	0	0	687	0	687
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	0	8,640	0	8,640
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	0	8,447	0	8,447
Summary of Debt due after Fiscal 2015		0	0	0	0	265,088	265,088
Sub-Total Commercial Office		$10,113	$0	$8,012	$60,125	$265,088	$343,338
Commercial Medical
Georgetown Square - Grand Chute, WI	5/1/2012	$0	$2,221	$0	$0	$0	$2,221
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	2,243	0	0	2,243
Edgewood Vista - Billings, MT	12/10/2014	0	0	0	2,026	0	2,026
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	0	3,087	0	3,087
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	0	1,161	0	1,161
Summary of Debt due after Fiscal 2015		0	0	0	0	253,831	253,831
Sub-Total Commercial Medical		$0	$2,221	$2,243	$6,274	$253,831	$264,569

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2011 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Commercial Industrial
Eagan 2785 & 2795 Highway 55 - Eagan, MN 4	6/1/2011	$3,624	$0	$0	$0	$0	$3,624
Stone Container - Roseville, MN	2/1/2012	3,743	0	0	0	0	3,743
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	2,412	0	0	0	0	2,412
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	7,296	0	0	0	7,296
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	3,890	0	0	0	3,890
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	5,721	0	0	0	5,721
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	1,186	0	0	1,186
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	2,389	0	0	2,389
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	2,810	0	0	2,810
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	0	2,250	0	2,250
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	0	1,557	0	1,557
Winsted Industrial Building	9/30/2014	0	0	0	411	0	411
Summary of Debt due after Fiscal 2015		0	0	0	0	24,067	24,067
Sub-Total Commercial Industrial		$9,779	$16,907	$6,385	$4,218	$24,067	$61,356

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$0	$461	$0	$0	$461
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	366	0	0	366
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	3,373	0	0	3,373
Livingston Pamida - Livingston, MT	12/19/2013	0	0	1,195	0	0	1,195
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	1,399	0	0	1,399
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	4,473	0	0	4,473
Pine City C-Store - Pine City, MN	4/20/2014	0	0	310	0	0	310
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	1,906	0	0	1,906
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	0	2,692	0	2,692
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	0	1,058	0	1,058
Fargo Express Center - Fargo, ND	10/1/2014	0	0	0	1,041	0	1,041
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	0	1,036	0	1,036
Summary of Debt due after Fiscal 2015		0	0	0	0	32,636	32,636
Sub-Total Commercial Retail		$0	$0	$13,483	$5,827	$32,636	$51,946

Total		$31,283	$22,151	$45,965	$76,444	$817,960	$993,803

*
Mortgage debt does not include the Company’s multi-bank line of credit and two loans financed with Recovery Zone Facility Bonds.  The line of credit has a maturity date of August 11, 2013; as of April 30, 2011, the Company had borrowings of $30,000 outstanding under this line.  The two loans financed with Recovery Zone Facility Bonds mature on June 1, 2031 and July 1, 2036; the principal amounts of these loans are $2.0 million and $5.2 million, respectively.

(1)	Totals are principal balances as of April 30, 2011.
(2)	Application issued for refinance; we now intend, however, to pay off this loan in full at maturity.
(3)
A loan extension agreement has been signed with the lender for 90 days, maturity now 10/1/2011. A new lending commitment has been issued by a new lender to pay off this loan in the 2nd quarter of Fiscal 2012.

(4)	Payoff statement issued as of April 30, 2011; loan was paid off on June 1, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
Equity Capitalization
Common shares outstanding	80,523	79,846	79,092	78,158	75,805
Operating partnership (OP) units outstanding	20,068	20,047	19,994	20,273	20,522
Total common shares and OP units outstanding	100,591	99,893	99,086	98,431	96,327
Market price per common share (closing price at end of period)	$9.41	$8.94	$8.80	$8.47	$8.73
Equity capitalization-common shares and OP units	$946,561	$893,043	$871,957	$833,711	$840,935
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$973,878	$920,360	$899,274	$861,028	$868,252

Debt Capitalization
Total mortgage debt	$993,803	$998,929	$1,004,532	$1,063,414	$1,057,619
Total capitalization	$1,967,681	$1,919,289	$1,903,806	$1,924,442	$1,925,871

Total debt to total capitalization	0.51:1	0.52:1	0.53:1	0.55:1	0.55:1

	Twelve Months Ended				Three Months Ended
	04/30/2011		04/30/2010		04/30/2011		01/31/2011		10/31/2010		07/31/2010		04/30/2010
Earnings to fixed charges(1)	1.07	x	1.07	x	1.03	x	1.03	x	1.10	x	1.12	x	1.06	x
Earnings to combined fixed charges and preferred distributions(1)	1.03	x	1.04	x	0.99	x	1.00	x	1.06	x	1.08	x	1.03	x
Debt service coverage ratio(1)	1.40	x	1.37	x	1.37	x	1.37	x	1.40	x	1.44	x	1.39	x

Distribution Data
Common shares and units outstanding at record date	100,101		94,844		100,101		99,213		98,726		96,506		94,844
Total common distribution paid	$67,664		61,346		$17,167		$17,015		$16,931		$16,551		$16,267
Common distribution per share and unit	$.6860		.6845		$.1715		$.1715		$.1715		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	108.9%		99.2%		114.3%		122.5%		100.9%		100.9%		100.9%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended April 30,			Twelve Months Ended April 30,
Segment	2011	2010	% Change	2011	2010	% Change
Multi-Family Residential	$8,270	$7,958	3.9%	$32,467	$34,474	(5.8%)
Commercial Office	9,585	11,119	(13.8%)	41,187	45,304	(9.1%)
Commercial Medical	9,462	9,655	(2.0%)	39,518	38,524	2.6%
Commercial Industrial	1,894	2,261	(16.2%)	8,216	8,767	(6.3%)
Commercial Retail	1,778	2,133	(16.6%)	8,476	8,602	(1.5%)
	$30,989	$33,126	(6.5%)	$129,864	$135,671	(4.3%)

(1)	For Three and Twelve Months Ended April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN; Northern Valley Apartments, Rochester, MN; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132. Occupancy % for April 30, 2011 is 91.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for April 30, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for April 30, 2011 is 53.6%.

For Three and Twelve Months Ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for April 30, 2010 is 95.3%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for April 30, 2010 is 51.0%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for April 30, 2010 is 90.4%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for April 30, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,007	18,359	13,314	3,072	3,058	$0	$54,810
Non-Stabilized	235	549	3,187	203	140	0	4,314
Total	17,242	18,908	16,501	3,275	3,198	0	59,124

Real estate expenses
Stabilized(1)	8,737	8,774	3,852	1,178	1,280	0	23,821
Non-Stabilized	145	199	2,051	27	26	0	2,448
Total	8,882	8,973	5,903	1,205	1,306	0	26,269

Stabilized(1)	8,270	9,585	9,462	1,894	1,778	0	30,989
Non-Stabilized	90	350	1,136	176	114	0	1,866
Net operating income	$8,360	9,935	10,598	2,070	1,892	$0	$32,855

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,493)	(5,560)	(4,158)	(832)	(810)	$(94)	$(14,947)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,685)	(1,685)
Other expenses	0	0	0	0	0	(417)	(417)
Interest expense	(4,118)	(5,222)	(4,051)	(974)	(793)	(468)	(15,626)
Interest and other income	0	0	0	0	0	130	130
Net income (loss)	749	(847)	2,389	264	289	(2,534)	310
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	36	36
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	98	98
Net income (loss) attributable to Investors Real Estate Trust	749	(847)	2,389	264	289	(2,400)	444
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$749	(847)	2,389	264	289	$(2,993)	$(149)

(1)	For Three Months Ended April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN; Northern Valley Apartments, Rochester, MN; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132. Occupancy % for April 30, 2011 is 91.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for April 30, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for April 30, 2011 is 53.6%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,207	20,125	13,507	3,197	3,444	$0	$56,480
Non-Stabilized	61	2	2,775	92	0	0	2,930
Total	16,268	20,127	16,282	3,289	3,444	0	59,410

Real estate expenses
Stabilized(1)	8,249	9,006	3,852	936	1,311	0	23,354
Non-Stabilized	12	76	1,915	24	1	0	2,028
Total	8,261	9,082	5,767	960	1,312	0	25,382

Net Operating Income (NOI)
Stabilized(1)	7,958	11,119	9,655	2,261	2,133	0	33,126
Non-Stabilized	49	(74)	860	68	(1)	0	902
Net operating income	$8,007	11,045	10,515	2,329	2,132	$0	$34,028

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,336)	(5,542)	(3,878)	(918)	(729)	$(88)	$(14,491)
Administrative, advisory and trustee services	0	0	0	0	0	(1,443)	(1,443)
Other expenses	0	0	0	0	0	(1,045)	(1,045)
Interest expense	(4,296)	(5,601)	(4,600)	(1,004)	(797)	(61)	(16,359)
Interest and other income	0	0	0	0	0	391	391
Income (loss) from continuing operations	375	(98)	2,037	407	606	(2,246)	1,081
Income (loss) from discontinued operations	407	0	3	(8)	(31)	0	371
Net income (loss)	782	(98)	2,040	399	575	(2,246)	1,452
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(181)	(181)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(24)	(24)
Net income (loss) attributable to Investors Real Estate Trust	782	(98)	2,040	399	575	(2,451)	1,247
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$782	(98)	2,040	399	575	$(3,044)	$654

(1)	For Three Months ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for April 30, 2010 is 95.3%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for April 30, 2010 is 51.0%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for April 30, 2010 is 90.4%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for April 30, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$66,235	76,820	54,128	12,432	13,375	$0	$222,990
Non-Stabilized	603	927	11,920	733	234	0	14,417
Total	66,838	77,747	66,048	13,165	13,609	0	237,407

Real estate expenses
Stabilized(1)	33,768	35,633	14,610	4,216	4,899	0	93,126
Non-Stabilized	361	422	7,856	112	46	0	8,797
Total	34,129	36,055	22,466	4,328	4,945	0	101,923

Stabilized(1)	32,467	41,187	39,518	8,216	8,476	0	129,864
Non-Stabilized	242	505	4,064	621	188	0	5,620
Net operating income	$32,709	41,692	43,582	8,837	8,664	$0	$135,484

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(13,609)	(21,878)	(16,016)	(3,512)	(3,137)	$(376)	$(58,528)
Administrative, advisory and trustee fees	0	0	0	0	0	(7,222)	(7,222)
Other expenses	0	0	0	0	0	(1,774)	(1,774)
Interest expense	(16,942)	(21,732)	(17,089)	(3,968)	(3,246)	(1,044)	(64,021)
Interest and other income	0	0	0	0	0	541	541
Income (loss) from continuing operations	2,158	(1,918)	10,477	1,357	2,281	(9,875)	4,480
Income (loss) from discontinued operations	19,224	0	(8)	726	(71)	0	19,871
Net income (loss)	21,382	(1,918)	10,469	2,083	2,210	(9,875)	24,351
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(4,449)	(4,449)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	180	180
Net income (loss) attributable to Investors Real Estate Trust	21,382	(1,918)	10,469	2,083	2,210	(14,144)	20,082
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$21,382	(1,918)	10,469	2,083	2,210	$(16,516)	$17,710

(1)	For Twelve Months Ended April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN; Northern Valley Apartments, Rochester, MN; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132. Occupancy % for April 30, 2011 is 91.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND; 1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 128,611. Occupancy % for April 30, 2011 is 99.4%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Edgewood Vista-Minot, Minot, ND.

Total square footage, 375,847. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709. Occupancy % for April 30, 2011 is 53.6%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$65,417	81,942	53,653	12,817	13,420	$0	$227,249
Non-Stabilized	61	137	3,786	278	0	0	4,262
Total	65,478	82,079	57,439	13,095	13,420	0	231,511

Real estate expenses
Stabilized(1)	32,603	36,638	15,129	4,050	4,818	0	93,238
Non-Stabilized	12	195	2,775	71	0	0	3,053
Total	32,615	36,833	17,904	4,121	4,818	0	96,291

Gain on involuntary conversion
Stabilized	1,660	0	0	0	0	0	1,660
Total	1,660	0	0	0	0	0	1,660

Net Operating Income (NOI)
Stabilized(1)	34,474	45,304	38,524	8,767	8,602	0	135,671
Non-Stabilized	49	(58)	1,011	207	0	0	1,209
Net operating income	$34,523	45,246	39,535	8,974	8,602	$0	$136,880

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(13,110)	(22,319)	(14,721)	(3,667)	(3,156)	$(482)	$(57,455)
Administrative, advisory and trustee services	0	0	0	0	0	(6,218)	(6,218)
Other expenses	0	0	0	0	0	(2,513)	(2,513)
Impairment of real estate investment	0	0	0	0	(708)	0	(708)
Interest expense	(16,944)	(23,181)	(17,542)	(4,057)	(3,480)	(461)	(65,665)
Interest and other income	0	0	0	0	0	894	894
Income (loss) from continuing operations	4,469	(254)	7,272	1,250	1,258	(8,780)	5,215
Income (loss) from discontinued operations	437	(169)	14	(24)	(888)	0	(630)
Net income (loss)	4,906	(423)	7,286	1,226	370	(8,780)	4,585
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(562)	(562)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(22)	(22)
Net income (loss) attributable to Investors Real Estate Trust	4,906	(423)	7,286	1,226	370	(9,364)	4,001
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,906	(423)	7,286	1,226	370	$(11,736)	$1,629

(1)	For Twelve Months ended April 30, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for April 30, 2010 is 95.3%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,322. Occupancy % for April 30, 2010 is 51.0%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.

Total square footage, 264,335. Occupancy % for April 30, 2010 is 90.4%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for April 30, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
4th Quarter Fiscal 2011 vs. 4th Quarter Fiscal 2010

Segments	Stabilized Properties		All Properties
	4th Quarter	4th Quarter	4th Quarter	4th Quarter
	Fiscal 2011	Fiscal 2010	Fiscal 2011	Fiscal 2010
Multi-Family Residential	92.8%	89.7%	92.8%	89.7%
Commercial Office	79.2%	83.9%	79.7%	83.4%
Commercial Medical	95.3%	95.7%	96.0%	95.1%
Commercial Industrial	89.8%	90.6%	90.1%	90.7%
Commercial Retail	82.6%	82.8%	81.6%	82.8%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
4th Quarter Fiscal 2011
4th Quarter Fiscal 2010

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2011

	Three Months Ended April 30, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	26,841	79,898	106,739	92,119	14,620
Commercial Medical	0	17,016	17,016	9,544	7,472
Commercial Industrial	268,921	6,864	275,785	23,248	252,537
Commercial Retail	8,669	65,181	73,850	19,591	54,259
Total All Segments	304,431	168,959	473,390	144,502	328,888

Weighted Average Rental Rates(3)
Commercial Office	$8.49	$12.71	$11.65	$13.03	$(1.38)	(10.6%)
Commercial Medical	0.00	21.83	21.83	17.83	4.00	22.4%
Commercial Industrial	3.17	3.00	3.17	3.65	(0.48)	(13.2%)
Commercial Retail	7.96	7.64	7.68	10.15	(2.47)	(24.3%)
Total All Segments	$3.78	$11.28	$6.46	$11.45	$(4.99)	(43.6%)

	Twelve Months Ended April 30, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	260,331	344,679	605,010	517,365	87,645
Commercial Medical	61,721	55,252	116,973	44,463	72,510
Commercial Industrial	385,040	434,803	819,843	362,652	457,191
Commercial Retail	33,662	227,149	260,811	202,389	58,422
Total All Segments	740,754	1,061,883	1,802,637	1,126,869	675,768

Weighted Average Rental Rates(3)
Commercial Office	$12.81	$10.91	$11.73	$12.33	$(0.60)	(4.9%)
Commercial Medical	20.83	20.83	20.83	19.13	1.70	8.9%
Commercial Industrial	4.25	3.06	3.62	3.38	0.24	7.1%
Commercial Retail	9.71	4.89	5.51	8.65	(3.14)	(36.3%)
Total All Segments	$8.89	$6.93	$7.73	$9.06	$(1.33)	(14.7%)

	Three Months Ended April 30, 2011			Twelve Months Ended April 30, 2011
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	3.6	3.5	3.5	6.3	3.9	5.0
Commercial Medical	0.0	5.3	5.3	7.0	6.7	6.3
Commercial Industrial	6.0	3.0	5.3	4.8	3.3	4.0
Commercial Retail	2.8	2.6	2.7	2.9	2.7	2.7
Total All Segments	3.9	3.4	3.5	5.5	3.8	4.4

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)    Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITTMENTS
for the three and twelve months ended April 30, 2011

	4th Quarter Fiscal 2011 Total			Fiscal Year 2011 Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$101,952	$158,288	$260,240	$2,007,620	$826,922	$2,834,542
Commercial Medical	0	250,350	250,350	446,508	542,460	988,968
Commercial Industrial	1,127,356	0	1,127,356	1,190,756	72,000	1,262,756
Commercial Retail	38,202	0	38,202	58,865	10,000	68,865
Subtotal	$1,267,510	$408,638	$1,676,148	$3,703,749	$1,451,382	$5,155,131

Tenant Improvements per square foot
Commercial Office	$3.80	$1.98	$2.44	$7.71	$2.40	$4.69
Commercial Medical	0.00	14.71	14.71	7.23	9.82	8.45
Commercial Industrial	4.19	0.00	4.09	3.09	0.17	1.54
Commercial Retail	4.41	0.00	0.52	1.75	0.04	0.26
All Segments	$4.16	$2.42	$3.54	$5.00	$1.37	$2.86

Leasing Costs
Commercial Office	$100,501	$209,101	$309,602	$2,671,753	$1,380,957	$4,052,710
Commercial Medical	0	63,105	63,105	113,494	222,648	336,142
Commercial Industrial	631,555	1,853	633,408	700,076	157,667	857,743
Commercial Retail	12,288	28,783	41,071	95,780	107,945	203,725
Subtotal	$744,344	$302,842	$1,047,186	$3,581,103	$1,869,217	$5,450,320

Leasing Costs per square foot
Commercial Office	$3.74	$2.62	$2.90	$10.26	$4.01	$6.70
Commercial Medical	0.00	3.71	3.71	1.84	4.03	2.87
Commercial Industrial	2.35	0.27	2.30	1.82	0.36	1.05
Commercial Retail	1.42	0.44	0.56	2.85	0.48	0.78
All Segments	$2.45	$1.79	$2.21	$4.83	$1.76	$3.02

Tenant Improvements and Leasing Costs
Commercial Office	$202,453	$367,389	$569,842	$4,679,373	$2,207,879	$6,887,252
Commercial Medical	0	313,455	313,455	560,002	765,108	1,325,110
Commercial Industrial	1,758,911	1,853	1,760,764	1,890,832	229,667	2,120,499
Commercial Retail	50,490	28,783	79,273	154,645	117,945	272,590
Total	$2,011,854	$711,480	$2,723,334	$7,284,852	$3,320,599	$10,605,451

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$7.54	$4.60	$5.34	$17.97	$6.41	$11.38
Commercial Medical	0.00	18.42	18.42	9.07	13.85	11.33
Commercial Industrial	6.54	0.27	6.38	4.91	0.53	2.59
Commercial Retail	5.82	0.44	1.07	4.59	0.52	1.05
All Segments	$6.61	$4.21	$5.75	$9.83	$3.13	$5.88

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	04/30/2011	01/31/2011	10/31/2010	07/31/2010	04/30/2010
Number of Units	8,661	8,593	8,590	8,590	8,590
Average Investment Per Unit
Stabilized	$55,835	$55,783	$55,477	$55,197	$54,934
Non-Stabilized	64,636	66,955	66,818	66,736	66,719
	$55,969	$55,866	$55,561	$55,283	$54,963

Average Scheduled Rent(1) per Unit
Stabilized	$697	$697	$698	$696	$694
Non-Stabilized	660	764	772	758	1,017
	$697	$697	$699	$696	$695

Total Receipts per Unit
Stabilized	$665	$655	$642	$627	$634
Non-Stabilized	592	626	673	618	961
	$664	$655	$642	$627	$634

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$144	$145	$166	$132	$124
Non-Stabilized	149	278	25	0	0
	$144	$146	$165	$131	$123

Physical Occupancy%
Stabilized	92.8%	91.2%	90.6%	85.7%	89.7%
Non-Stabilized	91.7%	79.7%	89.1%	90.6%	95.3%
	92.8%	91.1%	90.6%	85.8%	89.7%

Operating Expenses as a % of Scheduled Rent
Stabilized	49.3%	49.7%	46.0%	44.9%	46.4%
Non-Stabilized	55.0%	50.8%	52.3%	43.8%	18.9%
Total	49.4%	49.7%	46.1%	44.9%	46.3%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of April 30, 2011

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	20	209	10.8%	1,040,649	9.9%
St. Lukes Hospital of Duluth, Inc.	6	57	3.5%	198,775	1.9%
Fairview Health Services	9	61	3.1%	225,142	2.1%
Applied Underwriters	3	70	2.3%	141,724	1.3%
Affiliates of Siemens USA	2	10	2.1%	186,224	1.8%
HealthEast Care System	1	94	1.7%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	28	1.4%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	55	1.4%	406,397	3.9%
Nebraska Orthopedic Hospital	1	215	1.3%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	63	1.2%	71,430	0.7%
Total/Weighted Average		98	28.8%	2,568,455	24.4%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2011

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2012	65	746,038	18.7%	$10,185,042	$13.65	18.3%
2013	44	514,058	12.9%	6,869,073	13.36	12.3%
2014	49	615,221	15.5%	8,054,199	13.09	14.4%
2015	51	407,274	10.2%	5,965,225	14.65	10.7%
2016	35	427,007	10.7%	6,325,005	14.81	11.4%
2017 and thereafter	43	1,275,326	32.0%	18,301,072	14.35	32.9%
	287	3,984,924	100.0%	$55,699,616	$13.98	100.0%

Commercial Medical
2012	31	108,989	4.2%	$2,255,996	$20.70	4.8%
2013	20	109,006	4.2%	2,413,567	22.14	5.1%
2014	28	393,484	15.2%	7,166,881	18.21	15.2%
2015	11	54,310	2.1%	1,313,691	24.19	2.8%
2016	24	176,299	6.8%	3,560,309	20.19	7.6%
2017 and thereafter	75	1,753,204	67.5%	30,390,243	17.33	64.5%
	189	2,595,292	100.0%	$47,100,687	$18.15	100.0%

Commercial Industrial
2012	10	860,779	32.1%	$2,322,048	$2.70	22.6%
2013	3	154,685	5.8%	720,993	4.66	7.0%
2014	8	234,078	8.7%	939,610	4.01	9.2%
2015	3	116,685	4.4%	541,457	4.64	5.3%
2016	7	663,238	24.8%	2,834,134	4.27	27.6%
2017 and thereafter	9	648,015	24.2%	2,909,144	4.49	28.3%
	40	2,677,480	100.0%	$10,267,386	$3.83	100.0%

Commercial Retail
2012	48	275,631	24.1%	$1,471,496	$5.34	16.2%
2013	30	93,938	8.2%	731,206	7.78	8.0%
2014	30	112,418	9.8%	1,058,979	9.42	11.6%
2015	25	267,601	23.4%	2,010,873	7.51	22.1%
2016	19	87,535	7.7%	1,034,619	11.82	11.4%
2017 and thereafter	19	306,528	26.8%	2,796,466	9.12	30.7%
	171	1,143,651	100.0%	$9,103,639	$7.96	100.0%

Commercial Total
2012	154	1,991,437	19.2%	$16,234,582	$8.15	13.3%
2013	97	871,687	8.4%	10,734,839	12.32	8.8%
2014	115	1,355,201	13.0%	17,219,669	12.71	14.1%
2015	90	845,870	8.1%	9,831,246	11.62	8.0%
2016	85	1,354,079	13.0%	13,754,067	10.16	11.3%
2017 and thereafter	146	3,983,073	38.3%	54,396,952	13.66	44.5%
	687	10,401,347	100.0%	$122,171,328	$11.75	100.0%

* Annualized Rent is monthly scheduled rent as of April 30, 2011 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 ACQUISITION SUMMARY
as of April 30, 2011
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	April 30, 2011 Leased Percentage	Acquisition Cost

Fargo 1320 45th Street N(1)	Fargo, ND	Commercial Industrial	June 22, 2010	42,244	100.0%	100.0%	$1,634
Billings 2300 Grant Road	Billings, MT	Commercial Medical	July 15, 2010	14,705	100.0%	100.0%	2,522
Missoula 3050 Great Northern Ave	Missoula, MT	Commercial Medical	July 15, 2010	14,640	100.0%	100.0%	2,723
Edgewood Vista-Minot	Minot, ND	Commercial Medical	November 10, 2010	108,503	100.0%	100.0%	15,181
Minot 1400 31st Avenue	Minot, ND	Commercial Retail	December 10, 2010	47,709	100.0%	53.6%	8,250
Omaha 10802 Farnum Drive	Omaha, NE	Commercial Office	December 16, 2010	58,574	100.0%	98.6%	8,295
Edgewood Vista-Spearfish(2)	Spearfish, SD	Commercial Medical	January 10, 2011	23,965	100.0%	100.0%	2,777
North Point 2	Bismarck, ND	Multi-Family Residential	February 3, 2011	24	95.8%	91.7%	1,872
Sierra Vista	Sioux Falls, SD	Multi-Family Residential	February 28, 2011	44	86.4%	88.6%	2,338
			Total Square Feet	310,340			$45,592
			Total Units	68

(1)	Development property placed in service June 22, 2010. Additional costs incurred in fiscal year 2010 totaled $2.3 million for a total project cost at April 30, 2011 of $3.9 million.

(2)	Expansion project placed in service January 10, 2011. Approximately $497,000 of this cost was incurred in the three months ended April 30, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 DEVELOPMENT SUMMARY
as of April 30, 2011
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,446 sf. commercial office to 24 multi-family residential units	0%	2,200	280	4th Quarter Fiscal 2012
Buffalo Mall Theaters - Jamestown, ND	19,037 sf.	100%	2,100	1,533	1st Quarter Fiscal 2012
Georgetown Square Condos - Grand Chute, WI	8 condo units	0%	NA	1,776	2nd Quarter Fiscal 2012
Trinity Hospital Build-to-Suit, Minot, ND	24,544 sf. one story medical clinic	100%	7,380	4,750	2nd Quarter Fiscal 2012
Quarry Ridge II Apartments, Rochester, MN	159 unit apartment building	0%	19,400	1,354	2nd Quarter Fiscal 2013
		Total	$31,080	$9,693

Definitions

April 30, 2011

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses and real estate taxes (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital expenditures typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy